                                                                  Exhibit 4(x)

                                    Met Logo
                       Metropolitan Life Insurance Company
                One Madison Avenue, New York, New York 10010-3690

                                   ENDORSEMENT

This Endorsement amends the Multifunded Annuity Contract to which it is attached.

The cover page is amended to add the following as available Investment Divisions as of the later of the Contract Date or November 1, 1998.

                  Harris Oakmark Large Cap Value Division
                  Lehman Brothers Aggregate Bond Index Division
                  Morgan Stanley EAFE(R) Index Division
                  Neuberger & Berman Partners Mid Cap Value Division Russell 2000 Index Division
                  Santander International Stock Division
                  T. Rowe Price Large Cap Growth Division

In addition, the names of certain Investment Divisions currently available are being changed effective November 1, 1998.

   CURRENT NAME                       REVISED NAME

   Aggressive Growth Division State   Street Research Aggressive Growth Division
   Diversified Division               State Street Research Diversified Division
   Growth Division                    State Street Research Growth Division
   Income Division                    State Street Research Income Division
   Stock Index Division               MetLife Stock Index Division

                                       /s/ Louis J. Ragusa
                                       /s/ Robert H. Benmosche
R.S. 1230 (11/98)

                                                                  Exhibit 4(x)


                                    Met Logo
                       Metropolitan Life Insurance Company
                One Madison Avenue, New York, New York 10010-3690

                                   ENDORSEMENT

This Endorsement amends the Single Premium Immediate Income Payment Contract to which it is attached.

The cover page is amended to add the following as available Investment Divisions as of the later of the Contract Date or November 1, 1998.

                  Harris Oakmark Large Cap Value Division
                  Lehman Brothers Aggregate Bond Index Division
                  Morgan Stanley EAFE(R) Index Division
                  Neuberger & Berman Partners Mid Cap Value Division Russell 2000 Index Division
                  Santander International Stock Division
                  T. Rowe Price Large Cap Growth Division

In addition, the names of certain Investment Divisions currently available are being changed effective November 1, 1998.

   CURRENT NAME                       REVISED NAME

   Aggressive Growth Division State   Street Research Aggressive Growth Division
   Diversified Division               State Street Research Diversified Division
   Growth Division                    State Street Research Growth Division
   Income Division                    State Street Research Income Division
   Stock Index Division               MetLife Stock Index Division

                                      /s/ Louis J. Ragusa
                                      /s/ Robert H. Benmosche

R.S. 1231 (11/98)

                                                                    Exhibit 4(x)

                                    METLOGO
                       Metropolitan Life Insurance Company
                One Madison Avenue, New York, New York 10010-3690

                                   ENDORSEMENT


This Endorsement amends the Multifunded Annuity Contract to which it is attached.

The cover page is amended to add the following as available Investment Divisions as of the later of the Contract Date or [November 1, 1998].

                  [Harris Oakmark Large Cap Value Division
                  Lehman Brothers Aggregate Bond Index Division
                  Morgan Stanley EAFE Index Division
                  Neuberger & Berman Partners Mid Cap Value Division Russell 2000 Index Division
                  T. Rowe Price Large Cap Growth Division]


In addition, the names of certain Investment Divisions currently available are being changed effective [November 1, 1998].


CURRENT NAME                  REVISED NAME
------------                  ------------
[Aggressive Growth Division   State Street Research Aggressive Growth
Diversified Division          State Street Research Diversified Division
Growth Division               State Street Research Growth Division
Income Division               State Street Research Income Division
International Stock Division  State Street Research International Stock Division
Stock Index Division          MetLife Stock Index Division]



-S-                                   -S-

Louis J. Ragusa                       Robert H. Benmosche
Vice-President & Secretary            Chairman of the Board
                                      President and Chief Executive Officer


G.20247-572